TIFF Investment Program, Inc. (TIP)
Supplement Dated November 16, 2009
 to the Prospectus Dated April 30, 2009 and
Supplement Dated October 1, 2009

This supplement provides new and additional information to the prospectus dated April 30, 2009, as previously supplemented, and should be read together with the prospectus and the prospectus supplement dated October 1, 2009.  The information in the October 1, 2009, prospectus supplement remains unchanged except as described in this supplement.

The Board of Directors of TIP (“Board”) has approved changes to TIFF Multi-Asset Fund’s (“Multi-Asset Fund” or “MAF”) self-constructed benchmark to be effective January 1, 2010.  The current self-constructed benchmark will remain in effect through December 31, 2009, and is described in the October 1, 2009, prospectus supplement.

As of January 1, 2010, the following section will replace the table appearing after the second paragraph of the Multi-Asset Fund section entitled “Performance Benchmark” on page 3 of the prospectus and will also replace the information about the Performance Benchmark that begins on the first page of the October 1, 2009, prospectus supplement:

Asset Segment	Weight	Benchmark*
Total Return Assets	57%
Global Stocks	51%
Blended global stocks index comprising MSCI World Index (W) and MSCI Emerging Markets Index (EM), weighted as follows:  EM weight is 1.5 times the percentage weight of emerging markets in the MSCI All Country World Index; W weight is 100% minus EM weight.

High Yield Bonds	6%	Barclays Capital High Yield 2% Issuer Capped Bond Index
Inflation Hedges	10%
Commodities	5%	Dow Jones-UBS Commodity Index Total Return
REITs	5%	MSCI US REIT Index
All-Purpose Hedges	33%
Inflation-Linked Bonds	20%	Barclays Capital US Government Inflation-Linked Bond Index
Cash Equivalents	13%	Merrill Lynch US 6-Month Treasury Bill Index
Self-constructed benchmark weights are rebalanced at each quarter-end, and actual segment weights in MAF tend to vary.  The blended global stocks index is calculated by TIFF Advisory Services, MAF’s investment advisor.

* Performance of this self-constructed benchmark generated after June 30, 2009, will normally be reduced for performance reporting purposes by 0.20% per annum, prorated monthly.  This reduction reflects an estimate of the costs of investing in the benchmark’s segments through index funds or other instruments and is designed to facilitate a comparison of passive investment strategies to active portfolio management.  (One cannot invest directly in an index, and unmanaged indices do not incur fees and expenses.)  The reported performance of this self-constructed benchmark would increase in the absence of a 0.20% reduction.  The change to the self-constructed benchmark on January 1, 2010, will be the ninth time the benchmark has changed since MAF’s inception in 1995.  Historical performance for the self-constructed benchmark is not adjusted when the composition of the benchmark changes.  Therefore, past performance reflects the allocations, segment weights, and segment benchmarks in place at the time the performance was generated.

The following sentence is added to the end of footnote [c] to the performance table on page 14 of the prospectus:

The Constructed MAF Index will change again as of January 1, 2010.

Please keep this supplement for future reference.